DEFERRED REVENUE (Details) - USD ($) $ in Thousands		6 Months Ended	12 Months Ended
		Jun. 30, 2023	Dec. 31, 2022
Deferred Revenue
Sales deposits future delivery of buses		$ 2,018	$ 453
Future delivery of buses	[1]	1,847	1,929
Deferred revenue		3,865	2,382
Less: current portion		3,865	2,382
Long-term portion of deferred revenue

[1]	During the year ended December 31, 2022, the Company recognized deferred revenue in relation to a non-cash agreement with a customer in which the Company provided the customer with 8 leased buses to be leased until the delivery of 8 new buses which is expected within the next 12 months. As a result, the Company has recognized $82 as lease revenue (June 30, 2022: $85) and has a deferred revenue balance of $1,847 as at June 30, 2023.